Property and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Computers and equipment		$ 5,320	$ 4,831
Computer software		4,617	4,255
Furniture and fixtures		3,637	2,500
Leasehold improvements		10,585	7,949
Total cost		24,159	19,535
Less: Accumulated depreciation		(15,352)	(13,963)
Property and equipment, net of accumulated depreciation	$ 8,491	$ 8,807	$ 5,572